Exhibit 99.3

BANNER ENERGY SERVICES, INC. (FORMERLY MOUNT TAM BIOTECHNOLOGIES, INC.)

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated financial statements give effect to the merger of Banner Midstream Corp. (“Banner Midstream”) as of September 30, 2019 by Banner Energy Services, Inc. (“Banner Energy” and the “Company”) and are based on estimates and assumptions set forth herein and in the notes to such pro forma statements. The transaction was accounted for as a reverse merger by Banner Energy.

On November 13, 2019, Mount Tam Therapeutics, Inc. (“Mount Tam Therapeutics”), a wholly owned subsidiary of Banner Energy, completed the sale of substantially all of its assets and the transfer and satisfaction of certain liabilities, which also constitute substantially all of the assets and the liabilities of the Company, to Torcept Therapeutics, Inc. (“Torcept Therapeutics”).

On November 18, 2019, Banner Energy issued 5,929,424 shares of common stock to the shareholders of Banner Midstream. Banner Midstream became a wholly-owned subsidiary of Banner Energy as a result of this transaction.

The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2019 and for the year ended December 31, 2018 of the Company, Banner Midstream and Mount Tam Therapeutics gives effect to the above as if the transactions had occurred at the beginning of the period. The unaudited pro forma consolidated balance sheet at September 30, 2019 assumes the effects of the above as if this transaction had occurred as of January 1, 2019.

BANNER ENERGY SERVICES, INC. (FORMERLY MOUNT TAM BIOTECHNOLOGIES, INC.)

PRO FORMA UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements are based upon, and should be read in conjunction with the Company’s audited consolidated financial statements as of and for the year ended December 31, 2018 and audited consolidated financial statements of Banner Midstream as of and for the year ended December 31, 2018, and interim unaudited consolidated financial statements of Banner Midstream as of September 30, 2019 and for the nine months ended September 30, 2019.

The unaudited pro forma consolidated financial statements and notes thereto contained forward-looking statements that involve risks and uncertainties. Therefore, our actual results may vary materially from those discussed herein. The unaudited pro forma consolidated financial statements do not purport to be indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative our future results. We refer you to the above referenced financial statements as well as to the Company’s annual report on Form 10-K for the year ended December 31, 2018 and the Company’s quarterly report on Form 10-Q for the period ended September 30, 2019 for additional disclosure regarding these transactions.

BANNER ENERGY SERVICES, INC. (FORMERLY MOUNT TAM BIOTECHNOLOGIES, INC.)

NOTES TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

AND FOR THE YEAR DECEMBER 31, 2018

NOTE A – ACCOUNTING TREATMENT APPLIED AS A RESULT OF THIS TRANSACTION

The merger of Banner Midstream is being accounted for as a reverse merger, whereby Banner Midstream is the accounting acquirer.

NOTE B – ADJUSTMENT

(1)	Represents the sales of Mount Tam Therapeutics assets and liabilities to Torcept Therapeutics on November 13, 2019. Such sales resulted a net gain of $2,857,783.

(2)	To record the proceeds received of a secured loan on November 26, 2019 in the amount of $1,666,667, net of the discount of $166,667.

(3)	Represents the 1 for 95 reverse stock split on November 14, 2019.

(4)	Represents the acquisition of Banner Midstream which was accounted for as a reverse merger on November 18, 2019. There were $160,000 for the year ended December 31, 2018 and $125,000 for the nine months ended September 30, 2019 related to public company expenditures that would remain in the public entity.

NOTE C – PRO FORMA WEIGHTED AVERAGES SHARES OUTSTANDING (in thousands)

Pro forma shares outstanding assuming the transaction occurred as of September 30, 2019:

BANM Weighted Average Shares Outstanding	586,157

Pro forma adjustments	5,929,424

Pro forma shares outstanding	6,515,581

BANNER ENERGY SERVICES, INC. (FORMERLY MOUNT TAM BIOTECHNOLOGIES, INC.)

PRO FORMA CONSOLIDATED BALANCE SHEETS

SEPTEMBER 30, 2019

	Banner Energy	Banner Midstream			Pro Forma Banner Energy
	Services, Inc.	Corp.		Adjustments	Services, Inc.
ASSETS

CURRENT ASSETS
Cash and restricted cash	$9,094	$154,395	(1)	$(9,094)	$1,654,395
			(2)	1,500,000
Accounts receivable, net of allowance	-	141,200		-	141,200
Prepaid expenses and other current assets	10,522	366,397	(1)	(10,522)	366,397
Total current assets	19,616	661,992		1,480,384	2,161,992

NON-CURRENT ASSETS
Property and equipment, net	-	4,920,317		-	4,920,317
Right of use assets	-	502,326		-	502,326
Assets of discontinued operations	-	229,890		-	229,890
Total non-current assets	-	5,652,533		-	5,652,533

TOTAL ASSETS	$19,616	$6,314,525		$1,480,384	$7,814,525

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Accounts payable and accrued liabilities	$928,231	$1,079,899	(1)	$(928,231)	$1,079,899
Accounts payable and accrued liabilities - related parties	609	169,748	(1)	(609)	169,748
Current liabilities of discontinued operations	-	353,523		-	353,523
Current portion of lease liability	-	219,906		-	219,906
Current portion of long-term debt	1,948,559	5,235,817	(1)	(1,948,559)	6,735,817
			(2)	1,500,000
Note payable - related parties	-	1,872,492		-	1,872,492
Due to related parties	-	58,067		-	58,067
Total current liabilities	2,877,399	8,989,452		(1,377,399)	10,489,452

NON-CURRENT LIABILITIES
Long-term debt, net of current portion	-	776,027		-	776,027
Lease liability, net of current portion	-	358,842		-	358,842
Total current liabilities	-	1,134,869		-	1,134,869

COMMITMENTS AND CONTINGENCIES	-	-		-	-
Total liabilities	2,877,399	10,124,321		(1,377,399)	11,624,321

STOCKHOLDERS’ EQUITY (DEFICIT) (Numbers of shares rounded to thousands)

Preferred stock, $0.0001 par value	-	10	(3)	(10)	-
Common stock, $0.0001 par value	5,571	547	(4)	(5,512)	652
			(3)	46
Stock subscription payable	(45)	-	(3)	45	-
Stock to be issued	76	-	(3)	(76)	-
Additional paid-in capital	7,446,859	2,539,239	(4)	5,512	2,539,144
			(3)	(7,452,497)
			(3)	31
Accumulated deficit	(10,310,244)	(6,349,592)	(1)	2,857,783	(6,349,592)
			(3)	7,452,461
Total stockholders’ equity (deficit)	(2,857,783)	(3,809,796)		2,857,783	(3,809,796)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$19,616	$6,314,525		$1,480,384	$7,814,525

BANNER ENERGY SERVICES, INC. (FORMERLY MOUNT TAM BIOTECHNOLOGIES, INC.)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019

	Banner Energy	Banner Midstream			Pro Forma Banner Energy
	Services, Inc.	Corp.		Adjustments	Services, Inc.

CONTINUING OPERATIONS
Revenues	$-	$12,591,405		$-	$12,591,405

Cost of revenues	-	(8,463,488)		-	(8,463,488)

Gross profit	-	4,127,917		-	4,127,917

OPERATING EXPENSES
Salary and salary related costs	-	1,547,505		-	1,547,505
Other selling, general and administrative expenses	1,069,278	2,711,984	(4)	(944,278)	2,836,984
Research and development	164,552	-	(4)	(164,552)	-
Total operating expenses	1,233,830	4,259,489		(1,108,830)	4,384,489

Loss from continuing operations	(1,233,830)	(131,572)		1,108,830	(256,572)

OTHER INCOME (EXPENSE)
Other income (expense)	174	-	(4)	(174)	-
Interest expense, net	(98,995)	(2,354,776)	(4)	98,995	(2,354,776)
Total other income (expense)	(98,821)	(2,354,776)		98,821	(2,354,776)

LOSS FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES AND DISCONTINUED OPERATIONS	(1,332,651)	(2,486,348)		1,207,651	(2,611,348)

Gain (loss) from discontinued operations	-	(154,884)	(1)	2,857,783	(154,884)
			(4)	(2,857,783)
Total discontinued operations	-	(154,884)		-	(154,884)

LOSS FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	(1,332,651)	(2,641,232)		1,207,651	(2,766,232)
Provision for income taxes	-	-		-	-

NET LOSS	$(1,332,651)	$(2,641,232)		$1,207,651	$(2,766,232)

NET LOSS PER SHARE

Basic and Diluted loss per share:
Continuing operations	$(2.27)	$(0.51)			$(0.40)
Discontinued operations	$-	$(0.03)			$(0.02)
Total	$(2.27)	$(0.55)			$(0.42)

WEIGHTED AVERAGE SHARES OUTSTANDING	586,157	4,832,198			6,515,581

BANNER ENERGY SERVICES, INC. (FORMERLY MOUNT TAM BIOTECHNOLOGIES, INC.)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

	Banner Energy	Banner Midstream			Pro Forma Banner Energy
	Services, Inc.	Corp.		Adjustments	Services, Inc.

CONTINUING OPERATIONS
Revenues	$-	$8,614,989		$-	$8,614,989

Cost of revenues	-	(7,052,762)		-	(7,052,762)

Gross profit	-	1,562,227		-	1,562,227

OPERATING EXPENSES
Salary and salary related costs	-	2,117,285		-	2,117,285
Other selling, general and administrative expenses	1,359,736	2,200,718	(4)	(1,199,736)	2,360,718
Research and development	456,955	-	(4)	(456,955)	-
Total operating expenses	1,816,691	4,318,003		(1,656,691)	4,478,003

Loss from continuing operations	(1,816,691)	(2,755,776)		1,656,691	(2,915,776)

OTHER INCOME (EXPENSE)
Sale of subsidiary, net of expenses	332,801	-	(4)	(332,801)	-
Bargain purchase gain	-	208,690		-	208,690
Other income (expense)		315,055		-	315,055
Interest expense, net	(343,899)	(1,168,357)	(4)	343,899	(1,168,357)
Total other income (expense)	(11,098)	(644,612)		11,098	(644,612)

LOSS FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES AND DISCONTINUED OPERATIONS	(1,827,789)	(3,400,388)		1,667,789	(3,560,388)

Gain (loss) from discontinued operations	-	(307,972)	(1)	2,857,783	(307,972)
			(4)	(2,857,783)
Total discontinued operations	-	(307,972)		-	(307,972)

LOSS FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	(1,827,789)	(3,708,360)		1,667,789	(3,868,360)
Provision for income taxes	-	-		-	-

NET LOSS	$(1,827,789)	$(3,708,360)		$1,667,789	$(3,868,360)

NET LOSS PER SHARE

Basic and Diluted loss per share:
Continuing operations	$(3.19)	$(0.86)			$(0.55)
Discontinued operations	$-	$(0.08)			$(0.05)
Total	$(3.19)	$(0.94)			$(0.59)

WEIGHTED AVERAGE SHARES OUTSTANDING	573,634	3,940,094			6,503,058